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                                                                Exhibit: 10.61FT

                             SUBORDINATION, PRIORITY
                                       AND
                               SECURITY AGREEMENT

         THIS AGREEMENT is made as of December 3, 1998, by and among Futech Interactive Products, Inc., an Arizona corporation ("Futech"), Vincent W. Goett ("Goett"), and F. Keith Withycombe and Patricia A. Withycombe, husband and wife ("Withycombe").

                                R E C I T A L S:

         A. Bank of America ("Lender") and Futech entered into a loan dated December 3, 1998 (the "Financing Agreement").

         B. Goett and Withycombe executed a Guaranty, dated December 3, 1998 (the "Guaranty"), in favor of Lender in connection with the Financing Agreement. Goett and Withycombe are sometimes hereinafter collectively referred to as the "Guarantors." In the Guaranty, the Guarantors guaranteed certain debts of Futech owing to Lender.

         C. The parties hereto desire to set out in writing their agreement regarding the Guaranty, the Financing Agreement, and certain related matters.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   T E R M S:

         1. FUTECH'S OBLIGATION: SECURITY AGREEMENT. Futech hereby agrees to indemnify, defend and hold Guarantors harmless from and against any and all claims, of any type or nature, including but not limited to attorneys' fees and costs, incurred by Guarantors in connection with the Guaranty.

         As collateral security for said obligation, Futech hereby grants to each Guarantor a security interest in any and all assets now owned or hereafter acquired by Futech. In the event of default by Futech of its obligations under this Section, Guarantors shall have all rights with respect to such collateral as are available to a secured party under the Uniform Commercial Code in the State of Arizona, or in any other state as necessary or appropriate in connection with the collateral held, as the same may from time to time be changed. Futech agrees to execute and deliver to Guarantors and pay the costs of filing and/or recording financing statements evidencing this security agreement, and any other documents necessary or appropriate to perfect this security interest.

         2. PRIORITY. Notwithstanding any other provision of this Agreement, or any other document to which the parties hereto are bound, the parties agree that the following priority shall apply to the security interests described below encumbering Futech's assets, as of the date of this Agreement:

                  (a) The first priority shall be the lien of Lender.
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                  (b) The second priority shall be the liens of Guarantors
described herein. Proceeds to the Guarantors shall be paid to and shared between the Guarantors in proportion to the amounts paid by the Guarantors on the guaranteed debt. For example, if Goett pays $200,000.00 on the Guaranty and Withycombe pays $100,000.00 on the Guaranty, then amounts collected by Guarantors in reimbursement of obligations paid under the Guaranty shall be for the benefit of Goett and Withycombe 2/3 and 1/3, respectively, until the full $300,000.00 is repaid to Guarantors.

                  (c) The third priority shall be for other security interests of Goett against Futech's assets existing as of the date of this Agreement.

         Each party to this Agreement hereby unconditionally subordinates said party's lien to the other liens identified above as being prior to said lien, to the extent necessary to accomplish the priority of liens as described above.

         3. EQUAL CONTRIBUTIONS BY GUARANTORS. Guarantors hereby agree that should either Guarantor be obligated to pay any amount or incur any expense in connection with the Guaranty, then the Guarantors shall share equally in payment of said amount, including but not limited to attorneys' fees and costs.

         4. WARRANTS.

                  (a) Withycombe-$6,000,000 Working Capital Loan. As part of the consideration for Withycombe executing that portion of the Guaranty relating to the $6,000,000.00 working capital loan, effective immediately and automatically upon execution by Withycombe of the Guaranty, Futech shall be obligated to issue to Withycombe, as soon as is practicable, warrants in the form of Exhibit "A" attached hereto and hereby made a part hereof, for Withycombe to acquire 18,000,000 shares of common stock of Futech at a price of $.05 per share. The common stock acquired by Withycombe under this provision shall contain all of the rights and restrictions applicable to the common stock of Futech. Futech makes and has made no representation or warranty as to the value of Futech's stock, such value being Withycombe's risk.

                  (b) Goett-$6,000,000 Working Capital Loan. As part of the consideration for Goett executing that portion of the Guaranty relating to the $6,000,000.00 working capital loan, effective immediately and automatically upon execution by Goett of the Guaranty, Futech shall be obligated to issue to Goett, as soon as is practicable, warrants in the form of Exhibit "A" attached hereto and hereby made a part hereof, for Goett to acquire 18,000,000 shares of common stock of Futech at a price of $.05 per share. The common stock acquired by Goett under this provision shall contain all of the rights and restrictions applicable to the common stock of Futech. Futech makes and has made no representation or warranty as to the value of Futech's stock, such value being Goett's risk.

                  (c) Withycombe-$1,000,000 Letters of Credit. As part of the consideration for Withycombe executing that portion of the Guaranty relating to the issuance of documentary letters of credit, effective immediately and automatically upon execution by Withycombe of the Guaranty, Futech shall be obligated to issue to Withycombe, as soon as is practicable, warrants in the form of Exhibit "A" attached hereto and hereby made a part hereof, for Withycombe to acquire 3,000,000 shares of common stock of Futech at a price of $.05 per share. The common stock acquired by Withycombe under this provision shall contain all of the rights and restrictions applicable to the


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common stock of Futech. Futech makes and has made no representation or warranty as to the value of Futech's stock, such value being Withycombe's risk.

                  (d) Goett-$1,000,000 Letters of Credit. As part of the consideration for Goett executing that portion of the Guaranty relating to the issuance of documentary letters of credit, effective immediately and automatically upon execution by Goett of the Guaranty, Futech shall be obligated to issue to Goett, as soon as is practicable, warrants in the form of Exhibit "A" attached hereto and hereby made a part hereof, for Goett to acquire 3,000,000 shares of common stock of Futech at a price of $.05 per share. The common stock acquired by Goett under this provision shall contain all of the rights and restrictions applicable to the common stock of Futech. Futech makes and has made no representation or warranty as to the value of Futech's stock, such value being Goett's risk.

                  (e) Rosepink-Facilitation Fee. As the consideration for
Robert Rosepink ("Rosepink") facilitating the Bank of America loan transaction, effective immediately and automatically at the closing of the Bank of America loan transaction, Futech shall be obligated to issue to Rosepink, as soon as is practicable, warrants in the form of Exhibit "A" attached hereto and hereby made a part hereof, for Rosepink to acquire 4,000,000 shares of common stock of Futech at a price of $.05 per share. The common stock acquired by Rosepink under this provision shall contain all of the rights and restrictions applicable to the common stock of Futech. Futech makes and has made no representation or warranty as to the value of Futech's stock, such value being Rosepink's risk.

                  (f) Withycombe-Representations and Warranties. Withycombe hereby makes the representations and warranties set out on Exhibit "B" attached hereto and hereby made a part hereof. On said Exhibit "B," Withycombe is referred as the "Subscriber," Futech is referred to as the "Company," and the warrants described herein and the Futech stock to be acquired by Withycombe under this Agreement are referred to as the "Shares."

                  Withycombe acknowledges and understands the meaning and legal consequences of the representations and warranties contained herein and agrees to indemnify and defend and hold harmless Futech, and Futech's directors, officers, agents, employees and attorneys, from and against any and all claims, loss, damage, liability, cost or expense, including attorneys' fees and courts costs, due to or arising out of or connected directly or indirectly with or to any breach of any such representation or warranty made by Withycombe.

                  Withycombe's representations and warranties appearing herein are made as of the date hereof and as of the date of exercise of the warrants. Withycombe's act of exercising the warrants shall constitute Withycombe's confirmation of the representations and warranties appearing herein as of the date of the exercise.

                  (g) Goett-Representations and Warranties. Goett hereby makes the representations and warranties set out on Exhibit "B" attached hereto and hereby made a part hereof. On said Exhibit "B," Goett is referred as the "Subscriber," Futech is referred to as the "Company," and the warrants described herein and the Futech stock to be acquired by Goett under this Agreement are referred to as the "Shares."

                  Goett acknowledges and understands the meaning and legal consequences of the representations and warranties contained herein and agrees to indemnify and defend and hold


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harmless Futech, and Futech's directors, officers, agents, employees and attorneys, from and against any and all claims, loss, damage, liability, cost or expense, including attorneys' fees and courts costs, due to or arising out of or connected directly or indirectly with or to any breach of any such representation or warranty made by Goett.

                  Goett's representations and warranties appearing herein are made as of the date hereof and as of the date of exercise of the warrants. Goett's act of exercising the warrants shall constitute Goett's confirmation of the representations and warranties appearing herein as of the date of the exercise.

         5. DIRECTOR'S SEAT. Simultaneously with the execution of this Agreement, Futech will deliver to Withycombe a Voting Agreement in the form of Exhibit "C" attached hereto and hereby made a part hereof.

         6. MISCELLANEOUS. This Agreement constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration or amendment of this Agreement shall be effective unless made in writing and signed by all of the parties hereto. If arbitration or other legal action is instituted under this Agreement, then the prevailing party in such action shall be entitled to recover from the other party(s) to the action reasonable attorneys' fees and costs. The titles and headings of the Sections of this Agreement are for the convenience of reference only, and shall not affect a construction of any provision of this Agreement. There are no oral promises, conditions, representations, understandings, interpretations, or terms of any kind as conditions or inducements to the execution hereof, or otherwise in effect among the parties, except as may otherwise expressly be provided for herein. If any provision of this Agreement shall be held to any extent to be invalid or unenforceable, then the remaining terms and conditions of this Agreement shall be valid and shall be enforceable to the fullest extent permitted by law. The courts of the State of Arizona shall have the sole and exclusive jurisdiction and venue in any case or controversy arising under this Agreement or by reason of this Agreement. The parties agree that any litigation or arbitration arising from the interpretation or enforcement of this Agreement shall be only in either Maricopa County Superior Court or in the United States Federal District Court for the District of Arizona, and for this purpose each party to this Agreement (and each person who shall become a party) hereby expressly and irrevocably consents to the jurisdiction and venue of such courts. This Agreement may be executed by the parties in one or more counterparts, and any number of counterparts signed in the aggregate by the parties shall constitute a single instrument. The parties authorize and agree to accept facsimile signatures in counterparts to this Agreement, and that said facsimile signatures shall for all purposes be binding upon the parties as if the same were original signatures. Any modification or waiver of any term of this Agreement, including a modification or waiver of this term, must be in writing and signed by the party(s) to be bound by the modification or waiver. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply to the interpretation of this Agreement or any amendment hereto. This Agreement has been reached by negotiation and shall therefore not be construed against the drafting party. No waiver of any agreement or provision contained herein shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained.

         DATED the date first hereinabove written.

                                 FUTECH: Futech Interactive Products, Inc., an Arizona corporation


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                                             BY: /s/ Vincent W. Goett
                                                 -------------------------------
                                                 Vincent W. Goett, CEO


                                 GOETT:      /s/ Vincent W. Goett
                                             -----------------------------------
                                             Vincent W. Goett

                                 WITHYCOMBE: /s/ F. Keith Withycombe
                                             -----------------------------------
                                             F. Keith Withycombe

                                             /s/ Patricia A. Withycombe
                                             -----------------------------------
                                             Patricia A. Withycombe

Rosepink Representations and Warranties:

         Rosepink hereby makes the representations and warranties set out on Exhibit "B" attached hereto and hereby made a part hereof. On said Exhibit "B," Rosepink is referred as the "Subscriber," Futech is referred to as the "Company," and the warrants described herein and the Futech stock to be acquired by Rosepink under this Agreement are referred to as the "Shares."

         Rosepink acknowledges and understands the meaning and legal consequences of the representations and warranties contained herein and agrees to indemnify and defend and hold harmless Futech, and Futech's directors, officers, agents, employees and attorneys, from and against any and all claims, loss, damage, liability, cost or expense, including attorneys' fees and courts costs, due to or arising out of or connected directly or indirectly with or to any breach of any such representation or warranty made by Rosepink.

         Rosepink's representations and warranties appearing herein are made as of the date hereof and as of the date of exercise of the warrants. Rosepink's act of exercising the warrants shall constitute Rosepink's confirmation of the representations and warranties appearing herein as of the date of the exercise.


/s/ Robert J. Rosepink
-----------------------------
Robert J. Rosepink

List of Exhibits

Form of Warrant                     "A"
Representations and Warranties      "B"
Voting Agreement                    "C"


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                                   EXHIBIT "B"

                  Subscriber hereby represents, warrants and acknowledges to the Company as follows:

         1. The Shares will be acquired by Subscriber for Subscriber's own account and not with the view to, or for resale in connection with, any distribution, public offering or transfer thereof within the meaning of the Securities Act of 1933, as amended (the "1933 Act"), and Subscriber is not, directly or indirectly, participating in an underwriting of any such distribution, offering, or transfer.

         2. Subscriber understands that the Shares have not been registered under the 1933 Act by reason of issuance in transactions exempt from the registration and prospectus delivery requirements of the 1933 Act pursuant to
Section 4(2) thereof.

         3. Subscriber understands that the Shares have not been registered under the 1933 Act or any state securities laws, that they are "restricted securities" in the hands of Subscriber with the meaning of the Act, and that any future sale of the Shares will be regulated by the Act and applicable state securities laws. Subscriber understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the 1933 Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares, or an available exemption from registration under the 1933 Act, the Shares must be held indefinitely.

         4. Subscriber will not sell or otherwise transfer or dispose of any of the Shares: (A) except in strict compliance with (1) the provisions of the Agreement to which this Exhibit is attached, and (2) the restrictions on transfer described herein, and (B) unless such securities are (X) registered under the 1933 Act, and any applicable state securities laws, or (Y) Subscriber represents that such securities may be sold in reliance on an exemption from such registration requirements.

         5. No federal or state agency, including the Securities and Exchange Commission or the securities regulatory agency of any state, has approved or disapproved the Shares, passed upon or endorsed the merits of the Shares, or made any finding or determination as to the fairness of the Shares for private investment.

         6. The investment in the Shares is being made in reliance on specific exemptions from the registration requirements of federal and state securities laws, and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings set forth herein in order to establish such exemptions.

         7. Subscriber agrees to deliver to the Company, if requested by the Company, an investment letter in customary form.

         8. Based on personal knowledge and experience in financial and business matters in general, Subscriber understands the nature of this investment, is fully aware of
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and familiar with the business operations of the Company, and is able to evaluate the merits and risks of an investments in the Shares.

         9. Subscriber has been given the opportunity to ask questions about the Company and has been granted access to all information, financial and otherwise, with respect to the Company which has been requested, has examined such information, and is satisfied with respect to the same.

         10. Subscriber has been encouraged to rely upon the advice of Subscriber's legal counsel and accountants or other financial advisors with respect to the tax and other considerations relating to the acquisition of the Shares.

         11. Subscriber, in determining to acquire the Shares, has relied solely upon: (A) the advice of Subscriber's legal counsel and accountants or other financial advisers with respect to the tax, economic and other consequences involved in acquiring the Shares, and (B) Subscriber's own independent evaluation of the business, operations and prospects of the Company and the merits and risks of the acquisition of the Shares.

         12. Subscriber has been advised and understands that this investment is, by its nature, very speculative.

         13. Subscriber has sufficient income and net worth such that Subscriber does not contemplate being required to dispose of any portion of the investment in the Shares to satisfy any existing or expected undertaking or indebtedness. Subscriber is able to bear the economic risks of an investment in the Shares, including, without limiting the generality of the foregoing, the risk of losing all or any part of the investment and probable inability to sell or transfer the Shares for an indefinite period of time.

         14. Subscriber is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission, as presently in effect.

         15. The investment in the Shares has been privately proposed to Subscriber without the use of general solicitation or advertising.

         16. Subscriber understands that the certificates representing the Shares may bear restrictive legends as to the restricted nature of such securities and may bear a legend substantially in the following form, and agrees to will hold the Shares subject thereto:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY PORTION HEREOF OR INTEREST HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS THE SAME IS REGISTERED UNDER SAID ACT AND APPLICABLE STATE


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         SECURITIES LAWS OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS
         AVAILABLE AND THE COMPANY SHALL HAVE RECEIVED, AT THE EXPENSE OF THE HOLDER HEREOF, EVIDENCE OF SUCH EXEMPTION REASONABLY SATISFACTORY TO THE COMPANY (WHICH MAY INCLUDE, AMONG OTHER THINGS, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY).


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